                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2006
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                        0-25716                    13-3492802
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  (State or other                  (Commission                (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)

     529 Fifth Avenue, New York, New York                    10017
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   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 808-2800

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            Finlay Enterprises, Inc. ("Finlay Enterprises") and its wholly-owned subsidiary, Finlay Fine Jewelry Corporation ("Finlay Jewelry"), together with
Carlyle & Co. Jewelers, a wholly-owned subsidiary of Finlay Jewelry ("Carlyle"
and collectively with Finlay Jewelry, the "Borrowers"), entered into an amendment dated as of April 7, 2006 (the "Credit Agreement Amendment") in
respect of the Third Amended and Restated Credit Agreement dated as of May 19,
2005 (as amended, the "Credit Agreement"), by and among Finlay Enterprises, the
Borrowers, General Electric Capital Corporation, individually and in its capacity as administrative agent, Bank of America, N.A., individually and as documentation agent, and certain other banks and institutions to, among other things, amend certain leverage ratio, fixed charge coverage ratio and EBITDA financial covenants for specified periods, as set forth in the Credit Agreement
Amendment. Finlay Jewelry also entered into a Ninth Amendment, dated as of April
7, 2006, to the Amended and Restated Gold Consignment Agreement dated as of
March 30, 2001 (as amended, the "Gold Consignment Agreement") by and among
Finlay Jewelry, eFinlay, Inc., Sovereign Bank and the other parties thereto (the
"Gold Consignment Agreement Amendment") to, among other things, effectuate corresponding Gold Consignment Agreement financial covenant changes, as set forth in the Gold Consignment Agreement Amendment.

            The foregoing description of the Credit Agreement Amendment and the
Gold Consignment Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment and Gold Consignment Agreement Amendment,
which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

10.1     Amendment dated as of April 7, 2006 to Third Amended and Restated
         Credit Agreement dated as of May 19, 2005 among Finlay Enterprises,
         Finlay Jewelry, Carlyle, General Electric Capital Corporation,
         individually and in its capacity as administrative agent, Bank of
         America, N.A., individually and as documentation agent, and certain other banks and institutions.

10.2     Ninth Amendment, dated as of April 7, 2006, among Sovereign Bank,
         Sovereign Precious Metals, LLC (Sovereign Bank and Sovereign Precious
         Metals, LLC individually and as agents), Commerzbank International
         S.A., Finlay Jewelry and eFinlay, Inc. to the Amended and Restated Gold
         Consignment Agreement, dated as of March 30, 2001, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINLAY ENTERPRISES, INC.

Dated: April 13, 2006                   By: /s/ Bruce E. Zurlnick
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                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer

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